As filed with the Securities and Exchange Commission on March 18, 2020.
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12


              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

FIRST TRUST
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                                                                  March 18, 2020


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Shareholder Name
Address 1
Address 2
Address 3
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                                IMPORTANT NOTICE


Re: First Trust/Aberdeen Global Opportunity Income Fund

Dear Stockholder:

My colleagues and I have tried unsuccessfully to contact you regarding an important matter concerning your investment in First Trust/Aberdeen Global Opportunity Income Fund. This matter pertains to important operating initiatives for First Trust which require your response.

It is important that we speak to you promptly regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact my colleagues toll-free at 1-800-713-9960 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below so that we can best serve you efficiently. Please contact us as soon as possible.

Thank you.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board


                                                     REFERENCE NUMBER: 123456789
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              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
          120 East Liberty Drive, Suite 400 o Wheaton, Illinois 60187